Exhibit 10.5

FIRST AMENDMENT TO PATENT SECURITY AGREEMENT

This First Amendment to Patent Security Agreement, dated as of December 8, 2008 (this “Amendment”) is by and between SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation (“Grantor”) and WELLS FARGO FOOTHILL, LLC, as assignee of Wells Fargo Foothill, Inc., in its capacity as Agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

W I T N E S S E T H:

WHEREAS, Grantor and Agent are parties to that certain Patent Security Agreement, dated as of June 10, 2005 (as amended, restated, modified or supplemented from time to time, the “Patent Security Agreement”);

WHEREAS, Grantor, SAVVIS, Inc., a Delaware corporation, Agent and the lenders party thereto entered into that certain Amended and Restated Credit Agreement dated December 8, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

WHEREAS, Grantor and Agent have agreed to amend the Patent Security Agreement in the manner specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Patent Security Agreement. Schedule I to the Patent Security Agreement is hereby amended by supplementing Schedule I to the Patent Security Agreement to include the information set forth on Schedule I attached hereto.

2. Miscellaneous.

(a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. In proving this Amendment or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

(c) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, ALL OF THE PROVISIONS OF THE NEW YORK UNIFORM COMMERCIAL CODE AND BY THE

OTHER INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK. WHENEVER POSSIBLE, EACH PROVISION OF THIS AMENDMENT SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AMENDMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

GRANTOR:

SAVVIS COMMUNICATIONS CORPORATION

By	/s/ Jeffrey H. Von Deylen
Name	Jeffrey H. Von Deylen
Title	Chief Financial Officer

AGENT:

WELLS FARGO FOOTHILL, LLC, as Assignee of Wells Fargo Foothill, Inc.

By	/s/ Nichol S. Shuart
Name	Nichol S. Shuart
Title	Vice President

Signature Page to First Amendment to Patent Security Agreement

SCHEDULE I

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patent Registrations/Applications

Grantor	Patent	Application/ Registration No.	App/Reg Date
SAVVIS Communications Corporation	A method and system for internet performance monitoring and analysis including user interface and periodic information measurement and collection	7,353,272	April 1, 2008

SAVVIS Communications Corporation	Virtualized utility service platform	11/294,489	December 6, 2005

SAVVIS Communications Corporation	Systems, methods and protocols for securing data in transit over networks	11/799,592	May 1, 2007